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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D. C.


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported):       April 26, 1994
                                                        ------------------------


                            MORRISON KNUDSEN CORPORATION
- - --------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



         I-8889                                         82-0393735
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(Commission File Number)                   (I.R.S. Employer Identification No.)


      Morrison Knudsen Plaza, Boise, Idaho                 83729
- - --------------------------------------------------------------------------------
    (Address of Principal Executive Offices)            (Zip Code)


                                 (208) 386-5000
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

     On April 26, 1994, the Company announced the initial public offering of 6 million shares of common stock of MK Rail Corporation, in a press release which is attached hereto as Exhibit 1.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MORRISON KNUDSEN CORPORATION
                                        (Registrant)


May 19, 1994                            By:  /s/ Stephen G. Hanks
                                             -----------------------------------
                                             Stephen G. Hanks
                                             Executive Vice President -
                                             Finance and Administration